Exhibit 10.31

AMENDMENTS TO DEVELOPMENT AGREEMENT

These Amendments to Development Agreement are made and entered into as of the 2nd day of June, 2006, by and between Amedica Corp., a Delaware Corporation (“Amedica”), and Jeffrey C. Wang, M.D. (“Wang”) of JCW Spine Research, Inc.

RECITALS:

A. By date of May 8, 2004, the parties entered into a Development Agreement (the “Agreement”) regarding the development of certain Devices.

B. The parties desire to amend the Agreement to define the specific Devices covered by the Agreement and to amend and clarify the amount of Wang’s compensation thereunder.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, and other valuable consideration, the parties agree as follows:

1. All references to “Device(s)” throughout the Agreement refer to, and are limited to: (i) the [******************] made from [*************], and (ii) the [****************] made from [*************].

2. The first sentence in subparagraph 4(a) is amended and restated to read as follows:

Wang shall, in the form of royalty or similar payments, receive [*************] of the Net After-Tax Profits.

The remainder of subparagraph 4(a) shall continue as written.

3. Subparagraph 4(b) is eliminated in its entirety.

4. All references or implications, if any, in the Agreement to any required sharing by Wang of his royalties with any collaborator or other third party are terminated and eliminated from the Agreement.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

5. If any remaining provision of the Agreement, after giving effect to the Amendments provided above, conflicts with any of these Amendments, that conflicting provision shall be interpreted and applied consistent with these Amendments.

6. Except as otherwise specifically provided herein, all other provisions of the Agreement shall continue in full force and effect. Dated as of the day and year first above mentioned.

ADDRESS:	AMEDICA:

615 Arapeen Drive, Suite 302	Amedica Corp. Salt
Lake City, UT 84108	a Delaware Corporation

	By	/s/ Eugene B. Jones

	Its	Vice President - Finance and CFO

WANG:

/s/ Jeffrey C. Wang
[********************]	Jeffrey C. Wang, M.D.
[********************]	JCW Spine Research, Inc.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act of 1933, as amended.